Equity Method Investments	12 Months Ended
Aug. 29, 2013
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments

As of	2013		2012
	Investment Balance	Ownership Percentage	Investment Balance	Ownership Percentage
Inotera	$344	35%	$370	40%
Tera Probe	40	40%	—	—%
Other	12	Various	19	Various
	$396		$389

We recognize our share of earnings or losses from these entities under the equity method, generally on a two-month lag.  Equity in net income (loss) of equity method investees, net of tax, included the following:

For the year ended	2013	2012	2011
Inotera	$(79)	$(189)	$(112)
Other	(4)	(105)	(46)
	$(83)	$(294)	$(158)

The summarized financial information in the tables below reflects aggregate amounts for all of our equity method investees. Financial information is presented as of the respective dates and for the periods through which we recorded our proportionate share of each investee's results of operations. Summarized results of operations are presented only for the periods subsequent to the acquisition of our ownership interest.

As of	2013	2012
Current assets	$1,018	$724
Noncurrent assets	2,634	3,024
Current liabilities	1,912	2,519
Noncurrent liabilities	435	155

For the years ended	2013	2012	2011
Net sales	$1,788	$1,798	$1,839
Gross margin	1	(451)	(268)
Operating loss	(203)	(751)	(559)
Net loss	(188)	(793)	(594)

Transform began using the liquidation basis of accounting in June 2012. Transform's statement of net assets (liabilities) in liquidation included $9 million of assets and $8 million of liabilities as of August 29, 2013 and $29 million of assets and $14 million of liabilities as of August 30, 2012, which were excluded from the table above. Additionally, Transform's statement of changes in net assets (liabilities) in liquidation for the fourth quarter of 2012 included a decrease in the estimated fair values of net assets of $67 million. Activity for 2013 was not significant. (See "Transform" below).

As of August 29, 2013, our maximum exposure to loss from our involvement with our equity method investments that were VIEs was $344 million and primarily included our Inotera investment balance.  We may also incur losses in connection with our rights and obligations to purchase substantially all of Inotera's wafer production capacity under a supply agreement with Inotera.

Inotera

We have partnered with Nanya in Inotera, a Taiwanese DRAM memory company, since the first quarter of 2009.  In March 2012, we contributed $170 million to Inotera, which increased our ownership percentage to 40%. On May 28, 2013, Inotera issued 634 million common shares to Nanya and certain of its affiliates in a private placement at a price equal to 9.47 New Taiwan dollars per share (approximately $0.32 U.S. dollars), which was in excess of our carrying value per share. As a result of the issuance, our ownership interest decreased to 35% and we recognized a gain of $48 million in 2013. As of August 29, 2013, we held a 35% ownership interest in Inotera, Nanya and certain of its affiliates held a 36% ownership interest and the remaining ownership interest was publicly held.

As of August 29, 2013 the market value of our equity interest in Inotera was $854 million based on the closing trading price of its shares in an active market. As of August 29, 2013 and August 30, 2012, there were gains of $44 million and $49 million, respectively, in accumulated other comprehensive income (loss) for cumulative translation adjustments from our equity investment in Inotera.

The net carrying value of our initial and subsequent investments was less than our proportionate share of Inotera's equity at the time of those investments.  These differences are being amortized as a net credit to earnings through equity in net income (loss) of equity method investees (the "Inotera Amortization").  For both 2012 and 2011, we recognized $48 million of Inotera Amortization. As of August 30, 2012, the remaining amount of unrecognized Inotera Amortization was not significant.

As of June 30, 2013, Inotera's current liabilities exceeded its current assets by $1.0 billion, which exposes Inotera to liquidity risk. Additionally, Inotera incurred net losses of $541 million for its fiscal year ended December 31, 2012. As of June 30, 2013, Inotera was not in compliance with certain of its loan covenants, and had not been in compliance for the past several years, which may result in its lenders requiring repayment of such loans during the next year. Inotera has applied for a waiver from complying with the June 30, 2013 financial covenants. Inotera's management has implemented plans to improve its liquidity and for Inotera's six-month period ended June 30, 2013, Inotera generated net income of $91 million; however, there can be no assurance that Inotera will be successful in sufficiently improving its liquidity and complying with their loan covenants, which may result in its lenders requiring repayment of such loans during the next year.

In the second quarter of 2012, we loaned $133 million to Inotera under a 90-day note with a stated annual interest rate of 2% to facilitate the purchase of capital equipment necessary to implement new process technology. The loan was repaid to us with accrued interest in March 2012.

On January 17, 2013, we entered into agreements with Nanya and Inotera to amend the joint venture relationship involving Inotera. The amendments included a new supply agreement (the "Inotera Supply Agreement"), retroactively effective beginning on January 1, 2013, between us and Inotera under which we are obligated to purchase for an initial period through January, 2016, substantially all of Inotera's output at a purchase price based on a discount from market prices for our comparable components. The Inotera Supply Agreement contemplates annual negotiations with respect to potential successive one-year extensions and if in any year the parties do not agree to an extension, the agreement will terminate following the end of the then-existing term plus a subsequent three-year wind-down period. Our share of Inotera's capacity would decline over the three year wind-down period. Under applicable accounting guidance, the Inotera Supply Agreement is treated as containing an embedded operating lease with respect to Inotera's production assets during the initial three-year term of the lease. Effective through December 31, 2012, we had rights and obligations to purchase 50% of Inotera's wafer production capacity based on a margin-sharing formula among Nanya, Inotera and us. Under these agreements, we purchased $1,260 million, $646 million, and $641 million of DRAM products in 2013, 2012 and 2011 respectively. In 2012, we recognized losses on our purchase commitment under the Inotera Supply Agreement of $17 million, $19 million and $40 million in our fourth, second and first quarters, respectively. In 2011, we recognized purchase commitment losses of $28 million, $3 million, $12 million and $11 million in the fourth, third, second and first quarters, respectively.

Under a cost-sharing arrangement effective through December 31, 2012, we generally shared DRAM process and design development costs with Nanya. As a result of the January 17, 2013 agreements, which were retroactively effective beginning on January 1, 2013, Nanya no longer participates in the joint development program. Pursuant to the cost-sharing arrangement, our research and development ("R&D") costs were reduced by $19 million, $138 million, and $141 million in 2013, 2012 and 2011, respectively.  In addition, we recognized royalty revenue from Nanya of $3 million, $11 million, and $25 million in 2013, 2012 and 2011, respectively, for sales of DRAM products manufactured by or for Nanya on process nodes of 50nm or higher.

Tera Probe

On July 31, 2013, we acquired, as an asset of Elpida, a 40% interest in Tera Probe, Inc. ("Tera Probe"), a Japanese-based company mainly engaged in wafer testing and contract wafer-level package testing services. Our investment in Tera Probe was valued at $40 million, based on the aggregate trading price of the shares in an active market on the acquisition date (Level 1 fair value measurements). The net carrying value of our investment was less than our proportionate share of Tera Probe's equity at the time of our investment, and the difference is being amortized as a net credit to earnings through equity in net income (loss) of equity method investees (the "Tera Probe Amortization"). As of August 29, 2013, $35 million of unamortized Tera Probe Amortization was being recognized over a weighted-average period of 7 years.

As of August 29, 2013, based on the closing trading price of Tera Probe's shares in an active market, the market value of our equity interest was $30 million. We evaluated our investment in Tera Probe and concluded that the decline in the market value below carrying value was not an other-than-temporary impairment primarily because of the limited amount of time the fair value was below the carrying value, the subsequent recovery and historical volatility of the stock price.

Tera Probe performs probe services for certain of our manufacturing processes. Included in cost of goods sold for 2013 is $13 million for probe services performed by Tera Probe.

Other

Transform: In the second quarter of 2010, we acquired a 50% interest in Transform, a developer, manufacturer and marketer of photovoltaic technology and solar panels, from Origin. As of August 29, 2013, we and Origin each held a 50% ownership interest in Transform.  As a result of the ongoing challenging global environment in the solar industry and unfavorable worldwide supply and demand conditions, on May 25, 2012, the Board of Directors of Transform approved a liquidation plan. As a result of the liquidation plan, we recognized a charge of $69 million in 2012. As of August 30, 2012, Transform's operations were substantially discontinued.

Other noncurrent assets as of August 30, 2012 included $26 million for a portion of our Boise, Idaho manufacturing facilities leased to Transform and other noncurrent liabilities included $26 million for deferred rent revenue on the fully-paid lease. In 2013, Transform terminated the lease and, as a result, we recognized a gain of $25 million from the termination.

During 2012 and 2011, we and Origin each contributed $17 million and $30 million, respectively, of cash to Transform.  We recognized net sales of $13 million and $20 million in 2012 and 2011, respectively, for transition services provided to Transform. Revenue on our sales to Transform approximated costs. Revenue and associated costs for 2013 were not significant.

Aptina: Other equity method investments included a 31% equity interest in Aptina. The amount of cumulative loss we recognized from our investment in Aptina through the second quarter of 2012 reduced our investment balance to zero and we ceased recognizing our proportionate share of Aptina's losses.

Through May 3, 2013, we manufactured components for CMOS image sensors for Aptina under a wafer supply agreement.  For 2013, 2012 and 2011, we recognized net sales of $182 million, $372 million and $349 million, respectively, from products sold to Aptina, and cost of goods sold of $219 million, $395 million and $358 million, respectively. On May 3, 2013, we assigned to LFoundry our supply agreement with Aptina to manufacture image sensors at our 200mm Avezzano facility. (See "Restructure and Asset Impairments - Micron Technology Italia, S.r.l." note.)

In connection with the sale of our 200mm Avezzano facility to LFoundry, on May 22, 2013, we entered into a short-term, interest-free, unsecured loan agreement with Aptina that allowed Aptina to borrow up to $45 million, drawn at their option, in three equal tranches through July 2013. Principal amounts drawn are due in three equal payments from September 2013 to January 2014. As of August 29, 2013, other current assets included $45 million for amounts due under the short-term loan agreement.